UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2011

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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DELAWARE	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4444 E. 66TH STREET, LOWER ANNEX, TULSA, OK 74136-4207
(Address of Principal Executive Offices) (Zip Code)

918-488-8068
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On August 24, 2011, Empire Petroleum Corporation (the “Registrant”) sold Albert E. Whitehead, the Registrant’s Chief Executive Officer and member of the Registrant’s board of directors, 2,000,000 shares of the Registrant’s common stock, par value $0.001 (the “Common Stock”), at a price of $0.05 per share of Common Stock for an aggregate purchase price of $100,000. The proceeds from the transaction will be used to pay certain upcoming lease rental obligations and for general working capital purposes.

The offer and sale related to the shares described above were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that act provided by Section 4 (2) thereof and Regulation D promulgated by the SEC thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Empire Petroleum Corporation
By	/s/Albert E. Whitehead
Name: Albert E. Whitehead Title: Chief Executive Officer

Date:  August 25, 2011

Exhibit No.	Description